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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2002

THE TITAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6035 (Commission File No.)	95-2588754 (IRS Employer Identification No.)

3033 Science Park Road
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 552-9500

Item 5. Other Events.

        On February 11, 2002, The Titan Corporation issued a press release regarding its earnings for the fourth quarter and the year ended December 31, 2001. A copy of such press release is included as an exhibit to this report and incorporated herein by reference under this Item 5.

Item 7. Financial Statements and Exhibits.

        The following exhibit is filed as part of this report:

        99.1    Press Release of The Titan Corporation dated February 11, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TITAN CORPORATION

Date: February 11, 2002	By:	/s/ MARK W. SOPP Mark W. Sopp Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
99.1	Press Release of The Titan Corporation dated February 11, 2002

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SIGNATURES
Exhibit Index